                                                                    EXHIBIT 99.5


                                    ONGOING
                              LITIGATION AGREEMENT

         THIS ONGOING LITIGATION AGREEMENT (the "AGREEMENT") is entered into this 24th day of July, 2003 by and between IGEN INTERNATIONAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware, ("IGEN"), ROCHE DIAGNOSTICS Gmbh (formerly Boehringer Mannheim GmbH), a company duly organized and validly existing under the laws of the Federal Republic of Germany, and ROCHE DIAGNOSTICS CORPORATION, a corporation duly organized and validly existing under the laws of the State of Indiana (collectively "ROCHE") (collectively, the "PARTIES").

                                    RECITALS

         WHEREAS, simultaneously with the execution and delivery of this Agreement, Roche Holding Ltd and IGEN, together with certain other specified parties, have executed an Agreement and Plan of Merger of even date herewith (the "MERGER AGREEMENT"), pursuant to which an Affiliate of Roche will merge with and into IGEN; and

         WHEREAS, IGEN and Roche agree that it is in their best interests that the Parties take certain actions in connection with the following legal proceedings involving the Parties: Igen International Inc. v. Roche Diagnostics GmbH, Case No. PJM 97CV3461 (D. Md. filed October 15, 1997), appealed as Appeal No. 02-1537 (4th Circuit decided July 9, 2003), and any successor action (the "MARYLAND CONTRACT ACTION"), Igen International Inc. v. Roche Diagnostics GmbH and Roche Diagnostics Inc., Case No. PJM 03CV2000 (D. Md. filed July 9, 2003) and any successor action (the "MARYLAND PATENT ACTION"), and Igen International Inc. v. Roche Diagnostics GmbH and Roche Diagnostics Inc., File No. LG Dusseldorf 4b O 258/03 (Dusseldorf, Germany filed July 9, 2003) and any successor action (the "GERMAN PATENT ACTION"); and

         WHEREAS, IGEN and Roche agree that the actions contemplated by this Agreement be without prejudice to either Party with regard to any action that either Party might have taken in the Maryland Contract Action, the Maryland Patent Action or the German Patent Action, including the filing of a preliminary injunction by IGEN in the Maryland Patent Action, and the filing of an interlocutory injunction by IGEN in addition to the German Patent Action.

         NOW, THEREFORE, in consideration of the mutual premises and covenants hereinafter set forth, the Parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         As used in this Agreement, capitalized terms shall have the respective meanings set forth below. Capitalized terms used but not defined in this Agreement shall have the meaning given to such terms in the Merger Agreement:

         1.1 AFFILIATE. "Affiliate" of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person. Neither Genentech Inc., 1 DNA Way, South San Francisco, California 94080-4990, USA nor Chugai Pharmaceutical Co., Ltd, 1-9 Kyobashi 2-chome, Chuo-ku, Tokyo, 104-8301, Japan shall be deemed an Affiliate of Roche for purposes of this Agreement. Neither Meso Scale Diagnostics, LLC., 9238 Gaither Road, Gaithersburg, Maryland, USA 20877 nor Meso Scale Technologies, LLC., 9238 Gaither Road, Gaithersburg, Maryland, USA 20877 shall be deemed an Affiliate of IGEN for purposes of this Agreement.

         1.2 COMMERCIAL AGREEMENTS. "Commercial Agreements" shall have the meaning set forth in the Merger Agreement.

         1.3 EFFECTIVE TIME. "Effective Time" shall have the meaning as set forth in the Merger Agreement.

         1.4 FOURTH CIRCUIT. "Fourth Circuit" shall mean the U.S. Court of Appeals for the Fourth Circuit.

         1.5 FOURTH CIRCUIT OPINION. "Fourth Circuit Opinion" shall mean the opinion of the Fourth Circuit issued on July 9, 2003 in the Maryland Contract Action.

         1.6 GERMAN JOINT MOTION TO STAY. "German Joint Motion to Stay" shall mean the joint motions to stay the German Patent Action in the forms attached hereto as Appendix A.

         1.7 GERMAN PATENT ACTION. "German Patent Action" shall have the meaning set forth in the Recitals, or any re-filing thereof as contemplated by
Section 2.4 and the German Patent Interlocutory Injunction.

         1.8 GERMAN PATENT INTERLOCUTORY INJUNCTION. "German Patent Interlocutory Injunction" shall mean an interlocutory injunction proceeding ("Einstweiliges Verfugungsverfahren") directed at the same or part of the same matter under dispute as the German Patent Action.

         1.9 GOVERNMENTAL ENTITY. "Governmental Entity" shall mean any domestic or foreign (whether a national, federal, state, provincial, local or otherwise) government or any court of competent jurisdiction, agency or commission or other governmental authority or instrumentality, domestic or foreign.

         1.10 IGEN/ROCHE ACTIONS. "IGEN/Roche Actions" shall mean the Maryland Patent Action and the German Patent Action.

         1.11 LICENSE AGREEMENT. "License Agreement" shall mean the License and Technology Agreement between IGEN and Roche Diagnostics, GmbH (formerly Boehringer Mannheim, GmbH) dated as of September 23, 1992.

         1.12 MARYLAND CONTRACT ACTION. "Maryland Contract Action" shall have the meaning set forth in the Recitals.

         1.13 MARYLAND DISTRICT COURT. "Maryland District Court" shall mean United States District Court for the District of Maryland, Southern Division located in Greenbelt, Maryland.

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

         1.14 MARYLAND JOINT MOTION. "Maryland Joint Motion to Stay" shall mean the joint motion to stay the Maryland Patent Action and proposed form of Order in the forms attached hereto as Appendix B.

         1.15 MARYLAND PATENT ACTION. "Maryland Patent Action" shall have the meaning set forth in the Recitals, or any re-filing thereof as contemplated by Section 2.4.

         1.16 MERGER. "Merger" shall mean the "Merger" as defined in the Merger Agreement.

         1.17 MERGER AGREEMENT. "Merger Agreement" shall have the meaning set forth in the Recitals.

         1.18 PERSON. "person" shall mean any individual, firm, corporation, partnership, company, limited liability company, trust, joint venture, association, Governmental Entity or other entity.

         1.19 TRANSACTION AGREEMENTS. "Transaction Agreements" shall have the meaning set forth in the Merger Agreement.

         1.20 TERMINATION DATE. "Termination Date" shall mean the earlier to occur of: (i) the Effective Time, or (ii) the termination of the Merger Agreement in accordance with its terms.

                                   ARTICLE II
                             STAND STILL PROVISIONS

         2.1 MARYLAND PATENT ACTION Immediately following the execution and delivery of this Agreement, the Parties shall file, or cause to be filed, the Maryland Joint Motion to Stay with the Maryland District Court. Until the Termination Date, each of the Parties agrees, and shall cause its Affiliates, to take such further actions as may be reasonably necessary, appropriate, desirable, or required in order to facilitate the Maryland District Court entering and maintaining the order contemplated by the Maryland Joint Motion to Stay.

         2.2 MARYLAND CONTRACT ACTION Roche agrees for itself and its Affiliates that it shall file or cause to be filed any and all motions, pleadings and documents in the Maryland Contract Action appropriate or necessary to withdraw its petition for panel rehearing filed on July 23, 2003. Each of the Parties agrees, for itself and its Affiliates, that: (i) it shall not take any action or file any additional motions or pleadings in the Maryland Contract Action, including any further motions for rehearing or rehearing en banc that may be or could be filed with the Fourth Circuit, or any petition for writ of certiorari to the United States Supreme Court, in the Maryland Contract Action;
(ii) it shall take any and all action that may reasonably be required or necessary in order to stay, or withdraw with the right to refile, any motion filed prior to the date hereof in the Maryland District Court with respect to the Maryland Contract Action that remains pending; and (iii) any time periods or limitations with respect to the right of any Party to appeal any order of the Maryland District Court entered in the Maryland Contract Action on or after the date hereof shall be tolled until the Termination Date.

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

         2.3 GERMAN PATENT ACTION The Parties specifically agree that IGEN shall be authorized to proceed to serve or have served on Roche, and that Roche shall be authorized to indicate to the court its intention to defend itself in, the German Patent Action. The Parties further agree to jointly take all steps necessary to stay the German Patent Action after service especially by requesting a stay ("Ruhen des Verfahrens gemass Section 251 ZPO") until the Termination Date by filing German Joint Motion to Stay within a week after the date of this Agreement. Roche will refrain from taking any steps to achieve a dismissal of the German Patent Action at any time before the Termination Date. However, to the extent that dismissal occurs before the Termination Date, Roche and IGEN shall take all steps necessary promptly to re-instate the German Patent Action through to the Termination Date.

         2.4 SUBSEQUENT ACTIONS. (a) Notwithstanding anything to the contrary contained in this Agreement, IGEN shall, upon advice of counsel in order to preserve its legal rights being asserted in the IGEN/Roche Actions, be permitted to withdraw and promptly re-file any of the IGEN/Roche Actions and such withdrawal and re-filing shall not be a violation of any of IGEN's obligations hereunder. Such refiled actions shall be within the definition of the IGEN/Roche Actions. Roche covenants and agrees that it shall not object to the withdrawal and re-filing of a complaint or other pleading in any of the IGEN/Roche Actions.

                  (b) Promptly after the Effective Time: (i) IGEN shall, and shall cause its Affiliates to, withdraw and terminate each of the IGEN/Roche Actions and use its reasonable best efforts to cause the dismissal of such actions as soon thereafter as practicable; and (ii) Roche shall, and shall cause its Affiliates to, cooperate and use its reasonable best efforts to cause the dismissal of the IGEN/Roche Actions. If the pleadings, motions, filings and other submissions to or with the courts having jurisdiction over the IGEN/Roche Actions would adversely impact the intellectual property of IGEN Integrated Healthcare, LLC (or any successor thereto), then such pleading, filing or submission shall be made only after IGEN and Roche have received the prior written consent of IGEN Integrated Healthcare, LLC. (or any successor thereto), which consent shall not be unreasonably withheld, conditioned or delayed. IGEN Integrated Healthcare, LLC., shall be a third party beneficiary of this provision and shall be entitled to enforce this right as though it were a party hereto.

                                    ARTICLE 3
                        ONGOING OBLIGATIONS AND COVENANTS

         3.1 COVENANT OF COOPERATION. (a) Each Party agrees, for itself and its Affiliates, to cooperate with the other Party in all reasonable respects, including in the preparation, execution and filing of all necessary or appropriate papers with the appropriate forums, to consummate and carry out the purposes and intent of each of the provisions of Article 2 of this Agreement.

                  (b) Each of the Parties agrees, for itself and its Affiliates, that prior to the Termination Date it shall take all further necessary steps and actions before the court or courts having jurisdiction over of the IGEN/Roche Actions to avoid dismissal of the complaints pending in each of those cases prior to the Termination Date; provided, however, that to the extent that either of the IGEN/Roche Actions is dismissed by the court having jurisdiction in the

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

matter for any reason prior to the Termination Date, Roche shall not oppose (and if necessary take appropriate action to allow) the taking by IGEN of all steps reasonably necessary or desirable to re-instate the IGEN/Roche Action so dismissed.

         3.2 NO INCONSISTENT ACTIONS. Each of the Parties, for itself and its Affiliates, agrees not to take any action before the Termination Date in derogation of or inconsistent with the obligations specified in this Agreement, including filing or prosecuting (other than requesting or providing for service of process and indicating an intention to defend as contemplated by Section 2.3) any inter partes or ex parte proceedings anywhere in the world in any court, patent office or other governmental relating to the subject matter of the IGEN/Roche Actions or to any of the patents that are the subject of any of the IGEN/Roche Actions, or any patent in any country claiming priority to any of the applications to which the patents in suit claim priority.

         3.3 COVENANT NOT TO SUE. IGEN agrees that it shall not commence any new patent suit or prosecute any patent suit against Roche for any acts of Roche occurring between the date of the termination of the License Agreement through to (but not subsequent to) the Termination Date that, if taken prior to termination of the License Agreement, would have been within the scope of the license granted under the License Agreement. Nothing in this Agreement shall preclude IGEN or any of its Affiliates from asserting or filing, and IGEN for itself and each of its Affiliates reserves the right to assert and file, any claim, suit, action and proceeding against Roche and any of its Affiliates for any acts taken after the date of the termination of the License Agreement that are not within the scope of the license granted under the License Agreement.

         3.4      COMPLIANCE WITH JUDGMENT.

                  (a) Until the Effective Time, each of IGEN and Roche shall, and shall cause each of its Affiliates to, comply with all of its obligations under and in respect of the final judgment entered by the United States District Court for the District of Maryland in the License Litigation on February 15, 2002 (the "Final Judgment") (as modified by the Court of Appeals Opinion) or any final judgment entered not inconsistent with the mandate to be returned by the United States Court of Appeals for the Fourth Circuit in connection with the Court of Appeals Opinion.

                  (b) Each of IGEN and Roche shall, and shall cause each of its Affiliates to, take any and all action necessary to cause the United States District Court for the District of Maryland to enter a final judgment not inconsistent with the mandate to be returned by the United States Court of Appeals for the Fourth Circuit in connection with the Court of Appeals Opinion.

         3.5 PRESERVATION OF RIGHTS. The Parties agree that nothing in this Agreement can be construed as a waiver of any rights, and is without prejudice to the ability, of both Parties to prosecute the IGEN/Roche Actions, and any other actions not prosecuted as a result of this Agreement, after the Termination Date. Without limiting the generality of the foregoing, Roche covenants and agrees that it shall not, and shall not permit any of its Affiliates, to argue or assert that the period between the date of this Agreement and the Termination Date constitutes undue or unreasonable delay (or advancing any similar or comparable argument) in IGEN's filing for or seeking a motion for a preliminary injunction or an interlocutory injunction in either of the

IGEN/Roche Actions or that any such motion was not timely filed as a result of IGEN's complying with its obligations under this Agreement.

                                    ARTICLE 4
                                    PAYMENTS

         4.1      PAYMENTS.

                  (a) Not later than two Business Days after the date of this Agreement, Roche shall pay to IGEN $18.6 million as full payment of the compensatory damages awarded in the Maryland Contract Action.

                  (b) Not later than two Business Days after the date of this Agreement, Roche shall pay to IGEN $10.62 million as full payment to IGEN for royalties due and payable under the License Agreement for sales made in the second calendar quarter ended June 30, 2003.

                  (c) Not later than two Business Days after the date of this Agreement, Roche shall pay to IGEN $5.0 million as partial consideration for this Agreement.

                  (d) On the last Business Day of each month during the term of this Agreement, commencing in August, 2003, Roche shall pay to IGEN $5.0 million as partial consideration for this Agreement; provided, however, that with respect to the month in which the Termination Date occurs, Roche shall pay to IGEN immediately prior to the Effective Time (or, if such Termination Date occurred as a result of a termination of the Merger Agreement, on or prior to the second Business Day following such Termination Date) a pro rata portion of such monthly amount based on the number of days in such month to, but excluding, the Termination Date.

                  (e) Any payment due to IGEN under this Agreement shall be paid by wire transfer of immediately available funds on the date such payment is due. All payments due under this Agreement shall be made in U.S. dollars.

                  (f) IGEN agrees and acknowledges that no additional royalty payments are or will be due or payable under the License Agreement for any period prior to the date hereof or during the term of this Agreement.

                  (g) For purposes of this Article 4, "Business Day" shall mean any day other than a Saturday, Sunday and any day on which the banks in Germany, Switzerland or the United States or the federal courts in the United States are permitted or required by applicable Law to close.

                                    ARTICLE 5
                                   [RESERVED]

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

                                    ARTICLE 6
                              TERM AND TERMINATION

         6.1 TERM. Except as provided in Section 6.2, below, unless otherwise agreed by the Parties, this Agreement shall remain in full force and effect from and after the date first set forth above until the Termination Date.

         6.2      TERMINATION.

IGEN may, in its sole discretion, terminate this Agreement if Roche fails to make any payment when due, which failure has not been cured within ten days after IGEN has delivered to Roche written notice thereof.

         6.3 CONSEQUENCES OF TERMINATION. In the event of any termination or expiration of this Agreement, IGEN shall be entitled to continue to prosecute the IGEN/Roche Actions without delay and both Parties covenant and agree that it shall not use this Agreement or any actions taken by any of the Parties hereunder for any purpose, including as evidence in or in support of any allegation made in, or any possible defense to, the IGEN/Roche Actions. Notwithstanding the expiration or termination of this Agreement, the provisions of Articles 1 and 8, and Sections 2.4, 3.3, 3.5, 4.1(d), 4.1(e) and 6.3, shall survive.

                                    ARTICLE 7
                         REPRESENTATIONS AND WARRANTIES

Each Party hereby represents and warrants to the other that: (i) it has not filed or commenced any suit, claim, demand, proceeding or action ("ACTION") against the other Party and there is no such Action pending against the other Party, other than for the Maryland Contract Claim, the Maryland Patent Action, and the German Patent Action; and (ii) no consent, notice, approval, authorization, waiver or permit, to or from any person (other than the consent attached hereto), including any Governmental Entity or third party is required to be obtained or made by in connection with its execution, delivery and performance of this Agreement.

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 WAIVER. No delay or omission on the part of either Party to this Agreement in requiring performance by the other Party or in exercising any right hereunder shall operate as a waiver of any provision hereof or of any right or rights hereunder; and the waiver, omission or delay in requiring performance or exercising any right hereunder on any one occasion shall not be construed as a bar to or waiver of such performance or right, or of any right or remedy under this Agreement, on any future occasion. Any agreement on the part of either Party to any such

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extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party.

         8.2 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their permitted successors and assigns; provided, however, that neither Party shall assign any of its rights and obligations hereunder except as consented to by the other Party, which consent may be granted or withheld in the sole and absolute discretion of the non-assigning Party. In addition, IGEN agrees that this Agreement shall not be assigned or assignable to IGEN Integrated Healthcare, LLC as a part of the transactions contemplated by the Merger Agreement and shall remain a Continuing Company Asset as that term is defined in the Restructuring Agreement. Any assignment not in accordance with this Section 8.2 shall be void.

         8.3 NOTICES. Any notice or other communication required or permitted to be given to either Party hereto shall be in writing and shall be deemed to have been properly given and to be effective on the date of delivery if delivered in person or by facsimile (with electronic confirmation of receipt and with a confirmation copy sent by internationally-recognized air courier service), to such Party at the following address:

In the case of IGEN:                                         In the case of Roche Diagnostics, GmbH:
-------------------                                          ---------------------------------------
IGEN International, Inc.                                     Roche Diagnostics GmbH
16020 Industrial Drive                                       Sandhofer Strasse 116
Gaithersburg, Maryland 20877                                 D-68305 Mannheim
United States of America                                     Federal Republic of Germany
Attention: President                                         Attention: Legal Department
Fax No.: 301-208-3789                                        Fax No.: 011-49-621-759-4461

with copies to:                                              In the case of Roche Diagnostics Corporation

Cravath, Swaine & Moore LLP                                  Roche Diagnostics Corporation
825 Eighth Avenue                                            9115 Hague Road
New York, NY 10019                                           Indianapolis, Indiana 46250
Attention: Philip A. Gelston                                 Attention: Steve Oldham
           Sarkis Jebejian                                   Fax No.: 317-521-3082
Fax No.: 212-474-3700

Wilmer, Cutler & Pickering                                   with copies, in the case of Roche Diagnostics, GmbH or
2445 M Street, N.W.                                          Roche Diagnostics Corporation, to:
Washington, DC 20037
Attention: Howard M. Shapiro                                 Davis Polk & Wardwell
           Louis R. Cohen                                    450 Lexington Avenue
Fax No.: 202-663-6363                                        New York, NY 10017
                                                             Attention: Ulrika Ekman
Finnegan, Henderson, Farabow,                                Fax No.: 212-450-3800
Garrett & Dunner, L.L.P.
1300 I Street, N.W.
Washington, DC 20005

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

Attention: Donald R. Dunner
Fax No.: 202-408-4400

         8.4 HEADINGS. The headings of the several Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         8.5 FORCE MAJEURE. Any delays in performance by any Party under this Agreement (other than a Party's failure to make payments hereunder) shall not be considered a breach of this Agreement if and to the extent caused by occurrences beyond the reasonable control of the Party affected, including acts of God, embargoes, governmental restrictions, strikes or other concerted acts of workers, fire, flood, explosion, riots, wars, civil disorder, rebellion or sabotage. The Party suffering such occurrence shall immediately notify the other Party and any time for performance hereunder shall be extended by the actual time of delay caused by the occurrence.

         8.6 INDEPENDENT CONTRACTORS. In granting, performing or exercising rights under this Agreement, Roche and IGEN are and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between IGEN and Roche. At no time shall one Party make commitments or incur any charges or expenses for or in the name of the other Party.

         8.7 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any applicable Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

         8.8 INTERPRETATION. The official text of this Agreement shall be English. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms of this Agreement do not amend or supersede, and shall not be used to interpret, the terms of the Merger Agreement or any of the Transaction Agreements or Commercial Agreements specified therein, including the Covenants Not to Sue (as defined in the Merger Agreement);

         (b) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

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         (c) references herein to "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

         (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         (e) the words "herein," "hereof," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular provision;

         (f) the term "include" or "including" shall mean "including without limitation";

         (g) the term "to the extent" shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply "if";

         (h) the term "or" is not exclusive; and

         (i) the Appendices to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

         8.9 CUMULATIVE RIGHTS. The rights, powers and remedies hereunder shall be in addition to, and not in limitation of, all rights, powers and remedies provided at law or in equity. All of such rights, powers and remedies shall be cumulative, and may be exercised successively or cumulatively.

         8.10 ENTIRE AGREEMENT; AMENDMENT. This Agreement, taken together with the other Transactions Agreements, the Commercial Agreements, the Confidentiality Agreement and the Letter Agreement, embodies the entire understanding of the Parties with respect to the subject matter hereof and shall supersede all previous communications, representations or understandings, either oral or written, between the Parties relating to the subject matter hereof. This Agreement shall not be amended, altered or changed except by a written agreement signed by all of the Parties hereto.

         8.11 NO THIRD PARTY BENEFICIARY RIGHTS. Except for the provisions of Section 2.4(b) related to dismissal of the IGEN/Roche Actions following the Termination Date, nothing contained in this Agreement is intended to confer upon any person other than the Parties hereto and their respective successors and permitted assigns, any benefit, right or remedy under or by reason of this Agreement.

         8.12 COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement. This Agreement shall not become effective unless and until (i) signed and delivered by all Parties; and (ii) joined by Meso Scale Diagnostics, LLC. and Meso Scale Technologies, LLC. as evidenced by each of those companies signing the Joinder set forth on the signature page herof.

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

         8.13 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         8.14 ENFORCEMENT; CONSENT TO SERVICE OF PROCESS. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York state court or any Federal court of the United States of America sitting in New York City, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto
(i) consents to submit itself exclusively to the personal jurisdiction of any New York state court or any Federal Court of the United States sitting in New York City in the event any dispute arises out of this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement in any court other than in any New York state court or any Federal court of the United States of America sitting in New York City and (iv) waives any right to trial by jury with respect to any action related to or arising out of this Agreement.

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

         IN WITNESS WHEREFORE, THE PARTIES HAVE CAUSED THIS AGREEMENT TO BE EXECUTED ON ITS BEHALF BY ITS DULY AUTHORIZED REPRESENTATIVE, ALL AS OF THE DATE FIRST ABOVE WRITTEN.

IGEN INTERNATIONAL, INC.                               ROCHE DIAGNOSTICS GmbH

                                                       By: /s/ C.J. Ruetsch
                                                          _________________________________________
By: /s/ Richard J. Massey                              Claus-Joerg Ruetsch
   _________________________________________           ____________________________________________
                                                       Name (Typed or Printed)
                                                       Title: General Counsel
Richard J. Massey                                      Date: July 24, 2003
____________________________________________
Name (Typed or Printed)
Title: President and Chief Operating Officer
Date: July 24, 2003                                    By: /s/ Heino Von Prondzynski
                                                          _________________________________________

                                                       ____________________________________________
                                                       Name (Typed or Printed)
                                                       Title: Authorized Signatory
                                                       Date: July 24, 2003

                                                       ROCHE DIAGNOSTICS CORPORATION

                                                       By:/s/ Steve A. Oldham
                                                          _________________________________________
                                                       Steve A. Oldham
                                                       ____________________________________________
                                                       Name (Typed or Printed)
                                                       Title: Vice President, General Counsel and
                                                              Secretary
                                                       Date: July 24, 2003

                                                       By:
                                                          _________________________________________

                                                       ____________________________________________
                                                       Name (Typed or Printed)
                                                       Date: July 24, 2003

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

JOINDER: EACH OF MESO SCALE TECHNOLOGIES, LLC., A DELAWARE LIMITED LIABILITY COMPANY AND MESO SCALE DIAGNOSTICS, LLC., A DELAWARE LIMITED LIABILITY COMPANY JOINS THIS ONGOING LITIGATION AGREEMENT SOLELY TO CONFIRM THAT IT AGREES TO BE BOUND BY SECTION 3.3 AND ARTICLE 8 OF THIS AGREEMENT AS THOUGH IT WERE IGEN FOR THIS PURPOSE.

Meso Scale Technologies, LLC.                                Meso Scale Diagnostics, LLC.
A Delaware Limited Liability Company                         A Delaware Limited Liability Company

By: /s/ J. Wohlstadter                                       By:  /s/ J. Wohlstadter
   -------------------------                                      -----------------------


Print Name: Jacob Wohlstadter                                Print Name: Jacob Wohlstadter

Title: President and Chief Executive Officer                 Title: President and Chief Executive Officer

Date: July 24, 2003                                          Date: July 24, 2003

                                   APPENDIX A

                           FORM OF GERMAN JOINT MOTION

In the matter of

IGEN INTERNATIONAL INC., 16020 Industrial Drive, Gaithersburg, MD 20877, USA,
                                                                    - claimant -

represented by:   :                         RAe Bird & Bird, Dusseldorf
under assistance of:                        PAe Hoffmann Eitle, Munchen

v e r s u s

ROCHE DIAGNOSTICS GmbH, Sandhofer Strasse 116, 68305 Mannheim,
                                                                   - defendant -

- COURT FILE NO.: 4 b O 258/03 -

we appoint ourselves for the defendant.

The parties are in ongoing settlement talks.

We therefore request,

                  to order the stay of the proceeding according to sec. 251 (1) German Procedural Law.

Attorney at law

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

Dusseldorf, den  ..... 07.2003

In the matter of

IGEN INTERNATIONAL INC., 16020 Industrial Drive, Gaithersburg, MD 20877, USA,

                                                                    - claimant -

represented by:     :                       RAe Bird & Bird, Dusseldorf
under assistance of :                       PAe Hoffmann Eitle, Munchen

v e r s u s

ROCHE DIAGNOSTICS GmbH, Sandhofer Strasse 116, 68305 Mannheim,
                                                                   - defendant -

- COURT FILE NO.: 4 b O 258/03 -

attached we file a check for deposit of the court fees and hereby request the service of the complaint.

We ask to schedule a hearing date for this matter. The parties are in ongoing settlement talks.

We therefore request,

                  to order the stay of the procedure - after established service
                  - according to sec. 251 (1) German Procedural Law.

For the defendants representatives will announce their appointment after service and will themselves request the stay of the proceedings.

Attorney at law

Dusseldorf, den  ..... 07.2003

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

In Sachen

IGEN INTERNATIONAL INC., 16020 Industrial Drive, Gaithersburg, MD 20877, USA,

                                                                    - Klagerin -

Prozessbevollmachtigte:                     RAe Bird & Bird, Dusseldorf
Mitwirkend:                                 PAe Hoffmann Eitle, Munchen

g e g e n

ROCHE DIAGNOSTICS GmbH, Sandhofer Strasse 116, 68305 Mannheim,
                                                                    - Beklagte -

- AZ.: 4 b O 258/03 -

bestellen wir uns fur die Beklagte.

Die Parteien befinden sich in Vergleichsverhandlungen.

Wir beantragen daher,
                  das Ruhen des Verfahrens gemass Section 251, Satz 1 ZPO anzuordnen.

Rechtsanwalt

Dusseldorf, den  ..... 07.2003

In Sachen

IGEN INTERNATIONAL INC., 16020 Industrial Drive, Gaithersburg, MD 20877, USA,

                                                                    - Klagerin -

Prozessbevollmachtigte:                     RAe Bird & Bird, Dusseldorf
Mitwirkend:                                 PAe Hoffmann Eitle, Munchen

g e g e n

ROCHE DIAGNOSTICS Gmbh, Sandhofer Strasse 116, 68305 Mannheim,
                                                                    - Beklagte -

- AZ.: 4 b O 258/03 -

uberreichen wir anliegend einen Verrechnungsscheck uber die Gerichtsgebuhren und bitten um Zustellung der Klageschrift.

Wir bitten von einer Terminierung abzusehen. Die Parteien befinden sich in Vergleichsverhandlungen.

Wir beantragen daher,

                  das Ruhen des Verfahrens - nach erfolgter Zustellung - gemass Section 251, Satz 1 ZPO anzuordnen.

Fur die Beklagte werden sich nach Zustellung Prozessbevollmachtige bestellen und ihrerseits das Ruhen des Verfahrens beantragen.

Rechtsanwalt

                                   APPENDIX B

                          FORM OF MARYLAND JOINT MOTION

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF MARYLAND
                                SOUTHERN DIVISION

IGEN INTERNATIONAL, INC.                    )
                                            )
              Plaintiff,                    )  Civil Action No. 03-CV-02000-PJM
                                            )
          v.                                )
                                            )
ROCHE DIAGNOSTICS CORP., et al.             )
                                            )
              Defendants.                   )
                                            )
---------------------------------------------------------

                        JOINT MOTION TO STAY PROCEEDINGS

         Plaintiff IGEN International, Inc. ("IGEN") and Defendants Roche Diagnostics Corp. ("RDC") and Roche Diagnostics GmbH, ("RDG") pursuant to an agreement between the parties, jointly move for a stay of proceedings.

         Since the complaint was filed on July 9, 2003, the parties have executed a series of agreements including an Agreement and Plan of Merger dated as of July 24, 2003 ("Merger Agreement") among IGEN, IGEN Integrated Healthcare, LLC, Roche Holding Ltd, 66 Acquisition Corporation II (an affiliate of Roche Holding Ltd) under which, among other things, an affiliate of RDG and RDC will merge with and into IGEN.

         Contemporaneously with the execution of the Merger Agreement, the parties executed and delivered certain other agreements including an Ongoing Litigation Agreement. Under that agreement, the parties agreed that it was in their best interest, among other things, to jointly file this motion and to take such further actions as may be reasonably necessary, appropriate, desirable, or required in order to facilitate the court entering and maintaining the order contemplated by this motion. Under the terms of the Ongoing Litigation Agreement, the parties agreed that the proceedings in this case, including the running of the time for serving the complaint upon Roche Diagnostics GmbH, are to be stayed until the earlier to occur of the termination or expiration of the Merger Agreement or consummation of the closing of merger as contemplated by the Merger Agreement. The parties agree that if the merger is not consummated, this stay will not prejudice IGEN's right to seek a preliminary injunction in this proceeding and agree that the stay shall not affect, and that Roche will not assert that the stay has affected, IGEN's contention that Roche's alleged infringement of the patents in suit is causing irreparable harm to IGEN.

         A proposed order consistent with this motion is attached.

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

                                           Respectfully submitted,

Dated: ____________________                _____________________________________
                                           Donald R. Dunner
                                           Thomas H. Jenkins
                                           Gerald F. Ivey, Bar No. 03412
                                           Geoffrey C. Mason, Bar No. 15772
                                           William L. Strauss, Bar No. 15775
                                           FINNEGAN, HENDERSON, FARABOW,
                                             GARRETT & DUNNER, L.L.P.
                                           1300 I Street, N.W.
                                           Washington, D.C. 20005-3315
                                           (202) 408-4000

                                           Attorneys for Plaintiff IGEN
                                             International, Inc.

Dated: ____________________                _____________________________________
                                           [Attorney Name]
                                           [Firm Name]
                                           [Address]

                                           Attorneys for Defendants Roche
                                             Diagnostics Corp., et al.

                      IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF MARYLAND
                                SOUTHERN DIVISION

IGEN INTERNATIONAL, INC.                    )
                                            )
              Plaintiff,                    )  Civil Action No. 03-CV-02000-PJM
                                            )
          v.                                )
                                            )
ROCHE DIAGNOSTICS CORP., et al.             )
                                            )
              Defendants.                   )
                                            )
---------------------------------------------

                                      ORDER

         The parties having filed a joint motion to stay proceedings to permit settlement discussions,

IT IS HEREBY ORDERED:

         1. All proceedings in this case are stayed until the earlier to occur of: (a) the termination or expiration of merger ("Merger") contemplated by the Agreement and Plan of Merger dated as of July 24, 2003 ("Merger Agreement") among Roche Holding Ltd, 66 Acquisition Corporation II, IGEN International, Inc. and IGEN Integrated Healthcare, LLC; or (b) consummation of the Merger in accordance with the Merger Agreement.

         2. The parties shall report to the court in writing on the status of the efforts to consummate the Merger every 60 days from the date this order is signed. If the Merger is not consummated and the stay is lifted or expires, this stay will not prejudice IGEN's right to seek a preliminary injunction in this proceeding. Further, the parties agree that the stay shall not affect, and Roche shall not assert that the stay has affected, IGEN's contention that Roche's alleged infringement of the patents in suit is causing irreparable harm to IGEN.

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

                                                   _____________________________
                                                   For the Court

24